EXHIBIT 10

British
Columbia

Mineral Titles Online Viewer

Public Access

Tenure Detail

Tenure Number ID           508188
Tenure Type                Mineral (M)
Tenure Sub Type            Claim (C)
Title Type                 Mineral Cell Title Submission (MCX)
Mining Division
Good To Date               2007/MAR/02
Issue Date                 2005/MAR/02
Termination Type
Termination Comments
Termination Date
Tag Number
Claim Name                 Thistle 1
Old Tenure Code
Area in Hectares           211.477

Map Numbers                092F

Owners                     202296 Bruce A. Thomson 100.0%

Agents 125659 Laurence Gilbert Stephenson CEXT (4020395) 125659 Laurence Gilbert Stephenson SOW (4071484) 125659 Laurence Gilbert Stephenson BSLI (4071505) 202296 Bruce A. Thomson BSLC (4071506)


Government of British Columbia

http://www.mtonline.gov.bc.ca/mtov/tenureDetail.do
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British
Columbia

Mineral Titles Online Viewer

Public Access

Tenure Detail

Tenure Number ID           528359
Tenure Type                Mineral (M)
Tenure Sub Type            Claim (C)
Title Type                 Mineral Cell Title Submission (MCX)
Mining Division
Good To Date               2007/FEB/15
Issue Date                 2006/FEB/15
Termination Type
Termination Comments
Termination Date
Tag Number
Claim Name                 Thistle 4
Old Tenure Code
Area in Hectares           465.418

Map Numbers                092F

Owners                     202296 Bruce A. Thomson 100.0%

Agents 125659 Laurence Gilbert Stephenson CEXT (4070596) 125659 Laurence Gilbert Stephenson BSLI (4071607) 202296 Bruce A. Thomson BSLC (4071608)


Government of British Columbia

http://www.mtonline.gov.bc.ca/mtov/tenureDetail.do